UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

PROVIDENT FINANCIAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)
Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01 Regulation FD Disclosure.

         On February 20, 2008, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that the Corporation hosted a group of institutional investors organized by Howe Barnes Hoefer & Arnett. The Investor Presentation, "2008 Southern California Bus Trip" is posted on the Corporation's website, www.myprovident.com, under Presentations in the Investor Relations section. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Investor Presentation of Provident Financial Holdings, Inc. titled "2008 Southern California Bus Trip."


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2008	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)


EXHIBIT 99.1














































HOWE BARNES
HOEFER & ARNETT

2008 Southern California Bus Trip

February 20, 2008

PROVIDENT

Provident Financial Holdings, Inc.

www. myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2007. Forward-looking statements are effective only as of the date that they are made and the Company assumes no obligation to update this information.

PROVIDENT
Provident Financial Holdings, Inc.

Organizational Chart


Provident Financial Holdings (Holding Company)
Mortgage Banking (Provident Bank Mortgage)
Provident Bank
Community Banking (Provident Bank)
Provident Financial Corp

Provident Financial Holdings, Inc.

PROV Overview

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding Customer Base and Market
- Strong Mortgage Operations
- Largest Independent Community Bank Headquartered in Riverside County, California
- Fifth Largest Deposit Market Share in the Riverside-San Bernardino RMA

PROVIDENT
Provident Financial Holdings, Inc.

Provident Locations


Pleasanton, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
San Diego
Imperial

Provident Bank

Full Service Offices:

- Blythe
- Beaumont (Winter 2009)
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Ave. (Fall 2008)
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Glendora
- Riverside

Provident Financial Holdings, Inc.

PROV Highlights

Financial Position:	As of 12/31/2007	As of 09/30/2006
Total Assets	$ 1.64 Billion	$ 1.70 Billion
Loans Held for Investment	$ 1.40 Billion	$ 1.31 Billion
Deposits	$ 1.01 Billion	$ 915.0 Million
Equity	$ 126.3 Million	$ 138.4 Million
Tangible Equity	$ 126.3 Million	$ 138.4 Million

Financial Results:	Quarter Ended 12/31/2007	Quarter Ended 09/30/2006
Net Income	$ 1.2 Million	$ 5.3 Million
Return on Average Equity	3.72%	15.25%
Return on Average Assets	0.29%	1.28%
Net Interest Margin	2.42%	2.68%
Efficiency Ratio	62.45%	45.37%
Total Loan Originations	$ 192.7 Million	$ 429.7 Million
Provident Bank	$ 61.6 Million	$ 70.2 Million
Provident Bank Mortgage ...	$ 131.1 Million	$ 359.5 Million

PROVIDENT
Provident Financial Holdings, Inc.

Quarterly Net Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.9
$1.5
$2.5
$2.0
$0.8
$1.2
09/06 (1)
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Net Income was $5.3 million as described in the Form 10-Q for the quarter ended September 30, 2006.

Provident Financial Holdings, Inc.

Pre-Tax Income - Operating Segments



(In Millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
$0.9
$6.1
$2.7
$5.4
$(0.8)
$6.5
$(2.7)
$4.6
$(3.0)
$5.0
$(2.8)
09/06 (1)
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
Community Banking
Mortgage Banking

(1) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Pre-Tax Income for Community Banking was $8.4 million as described in the Form 10-Q for the quarter ended September 30, 2006.

Quarterly Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$10.7
$10.5
$10.7
$9.9
$9.4
$9.6
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

Provident Financial Holdings, Inc.

Non-Interest Income


(In Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.6
$3.5
$1.4
$2.9
$1.4
$2.3
$1.6
$0.6
$1.3
$0.1
$1.0
$0.9
09/06 (1)
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
Gain on Sale of Loans
Other Fees

(1) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Other Fees were $3.9 million as described in the Form 10-Q for the quarter ended September 30, 2006.

Net Interest Margin


3.00%
2.75%
2.50%
2.25%
2.00%
2.67%
2.50%
2.49%
2.37%
2.40%
2.42%
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
Lower short-term rates and steeper yield curve are helping.

PROVIDENT
Provident Financial Holdings, Inc.

Net Interest Margin vs. Fed Funds


5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Current = 3%
March 18, 2008 ?

	03/06	06/06	09/06	12/06	03/07	06/07	09/07	12/07	03/08
NIM (%)	3.00%	2.82%	2.67%	2.50%	2.49%	2.37%	2.40%	2.42%	
Fed Funds (%)	4.75%	5.25%	5.25%	5.25%	5.25%	5.25%	4.75%	4.25%	3.00%

Operating Expenses



Mortgage Banking related.
(In Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$8.2
$8.2
$8.6
$8.8
$7.6
$7.2
12% Decline
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

G&A to Average Assets



2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
1.99%
1.92%
1.96%
2.06%
1.91%
1.77%
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

Efficiency Ratio



75.00 %
70.00 %
65.00 %
60.00 %
55.00 %
50.00 %
45.00 %
40.00 %
51.94 %
55.72 %
59.86 %
72.78 %
70.95 %
62.45 %
09/06 (1)
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, the Efficiency Ratio was 45.37% as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Assets



1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.95%
0.35%
0.58%
0.47%
0.19%
0.29%
09/06 (1)
12/06
03/07
06/07
09/07
09/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Return on Average Assets was 1.28% as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Return on Average Equity



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.36%
4.40%
7.60%
6.09%
2.36%
3.72%
09/06 (1)
12/06
03/07
06/07
09/07
09/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Return on Average Equity was 15.25% as described in the Form 10-Q for the quarter ended September 30, 2006.

Provident Financial Holdings, Inc.

Diluted Earnings per Share



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.57
$0.22
$0.39
$0.32
$0.12
$0.19
09/06 (1)
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

(1) Excluding the gain on sale of real estate of $2.3 million. On a GAAP basis, Diluted Earnings per Share was $0.77 as described in the Form 10-Q for the quarter ended September 30, 2006.

PROVIDENT
Provident Financial Holdings, Inc.

Book Value and Tangible Book Value per Share



$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
No Goodwill.
$20.09
$19.99
$20.11
$20.22
$20.24
$20.38
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

Community Banking

PROVIDENT Bank™

More for you everyday.

PROVIDENT
Provident Financial Holdings, Inc.

Total Assets



(In Millions)
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,699
$1,772
$1,770
$1,649
$1,606
$1,640
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

Provident Financial Holdings, Inc.

Loan to Investment Mix



(In Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$194
$182
$165
$151
$144
$154
$1,309
$1,391
$1,391
$1,351
$1,367
$1,395
5% C.A.G.R.*
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
Loans Held for Investment
Investment Securities

* C.A.G.R. - Compound annual growth rate from the quarter ended 09/30/06 through 12/31/07.

Provident Bank Loan Originations (Primarily "Preferred Loans")

PROVIDENT
Provident Financial Holdings, Inc.



(In Millions)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$70
$94
$55
$17
$60
$62
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

Loan Portfolio Mix
(Loans Held for Investment)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$ -
(In M)
$814
$577
$4
As of 12/31/2007
20% increase.
Single-Family
"Preferred Loans"
Other



$900
$800
$700
$600
$500
$400
$300
$200
$100
$ -
(In M)
$818
$479
$12
As of 09/30/2006
Single-Family
"Preferred Loans"
Other

"Preferred Loans" - Multi-Family, Commercial RE, Construction and Commercial Business loans.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Non-Traditional Loans Held for Investment
Single-Family First Trust Deeds
(Unaudited)
As of December 31, 2007

(Dollars in Thousands)	Outstanding Balance (1)	Weighted Average FICO (2)	Weighted Average LTV (3)	Weighted Average Seasoning (4)
Interest Only	$ 608,890	734	74%	2.06 Years
Stated Income (5)	$ 442,197	731	73%	2.16 Years
FICO <= 660	$ 25,234	641	72%	2.76 Years
> 30 Year Amortization	$ 28,938	740	68%	2.38 Years

(1) The outstanding balance presented on this table may overlap more than one category.
(2) The FICO score represents the credit worthiness, as reported by an independent third party, of a borrower based on the borrower's credit history. A higher FICO score indicates a greater degree of creditworthiness.
(3) LTV (loan-to-value) is the ratio calculated by dividing the original loan balance by the original appraised value of the real estate collateral.
(4) Seasoning describes the number of years since the funding date of the loan.
(5) Stated income is defined as a borrower provided level of income which is not subject to verification during the loan origination process.

Asset Quality

Provident Financial Holdings, Inc.

Generic Payment Shock Example Interest Only vs. Option ARM			
Interest Only		**Option ARM***	
	Payment		Payment
5 x 1, 6-Month LIBOR + 2.75%		6-Month LIBOR + 3.50%	
Original Loan of $400,000		Monthly Adjustable, 115% Neg-Am Cap	
Initial Rate of 5.50%	$1,833	Original Loan of $400,000	
		Initial Rate of 2.00% (Many at 1.00%)	$667
		2nd Year Payment (7.5% Payment Cap)	$717
		3rd Year Payment (7.5% Payment Cap)	$771
6th Year Rate Reset to 5.71%	$2,507	27th Month Rate Reset at 6.46%	$3,738
Loan Balance Unchanged at $400,000		Loan Balance Increased to $460,000	
Semi-Annual Adjustable		Monthly Adjustable	
(Fully Amortized, 25 Years)		(Fully Amortized, 27.8 Years)	
Payment Shock >>>>>>>>>>>>>>>	**$673**	**Payment Shock >>>>>>>>>>>>>>>>>>>>**	**$2,967**

(*) The average interest rate on this note was 8.39% over the first 26 months, which accumulated as $60,000 of negative amortization requiring a recast of the loan.

Provident Financial Holdings, Inc.

Asset Quality

Non-Performing Assets ("NPA") & NPA to Total Assets



$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands
2.60 %
2.40 %
2.20 %
2.00 %
1.80 %
1.60 %
1.40 %
1.20 %
1.00 %
0.80 %
0.60 %
0.40 %
0.20 %
0.00 %
(Percentage

	09/06	12/06	03/07	06/07	09/07	12/07
Non-Performing Assets	$4,426	$13,740	$14,680	$19,711	$20,591	$24,372
NPA to Total Assets	0.26 %	0.78 %	0.83 %	1.20 %	1.28 %	1.49 %

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Provision for Loan Losses (PLL) &
Allowance for Loan Losses to Loans Held for Investment (ALL to LHI)



(In Thousands)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
4.00 %
3.50 %
3.00 %
2.50 %
2.00 %
1.50 %
1.00 %
0.50 %
0.00 %
-0.50 %
-1.00 %
(Percentage

	09/06	12/06	03/07	06/07	09/07	12/07
PLL	$637	$3,746	$1,185	-$490	$1,519	$2,140
ALL to LHI	0.82 %	1.04 %	1.12 %	1.09 %	1.13 %	1.22 %

PROVIDENT
Provident Financial Holdings, Inc.

Deposit Market Share

RMA: Riverside-San Bernardino, CA
As of June 30, 2007 (Dollars in Thousands) Source: FDIC

2007 Rank	2006 Rank	Institution (ST)	Type	2007 of Branches	2007 Deposits in Market	2007 Mkt. Share %	2006 Deposits in Market	2006 Mkt. Share %
1	1	Bank of America Corp. (NC)	Bank	40	$3,993,808	29.01	$4,082,720	29.52
2	2	Washington Mutual Inc. (WA)	Thrift	18	$1,686,015	12.25	$1,728,040	12.49
3	3	Wells Fargo & Co. (CA)	Bank	28	$1,547,847	11.24	$1,519,886	10.99
4	4	Citigroup Inc. (NY)	Bank	14	$913,847	6.64	$927,302	6.70
5	**7**	**Provident Financial Holdings**	**Thrift**	**8**	**$631,990**	**4.59**	**$583,494**	**4.22**
6	5	UnionBanCal Corp. (CA)	Bank	15	$604,596	4.39	$642,531	4.65
7	6	CVB Financial Corp. (CA)	Bank	6	$570,597	4.14	$635,349	4.59
8	9	Fremont General Corp. (CA)	Bank	1	$483,375	3.51	$435,957	3.15
9	8	Community Bank (CA)	Bank	4	$443,148	3.22	$488,547	3.53
10	10	Wachovia Corp. (NC)	Bank	2	$375,029	2.72	$306,423	2.22
		Total For Institutions In Market		**201**	**$13,766,113**		**$13,832,355**	

Transaction Accounts, CDs & Borrowings


(In Millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$618
$689
$637
$503
$453
$494
$541
$570
$618
$648
$676
$666
$379
$360
$366
$353
$336
$340
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition


As of 12/31/2007
(In M)
$700
$600
$500
$400
$300
$200
$100
$0
$666
$147
$120
$43
$30
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market


As of 09/30/2006
(In M)
$500
$400
$300
$200
$100
$0
$541
$170
$127
$49
$33
CD's
Savings
Interest Checking
Non-Interest Checking
Money Market

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

PROVIDENT
Bank Mortgage™
Faster funded home loans.

Provident Bank Mortgage Loan Originations



(In Millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$48
$311
$79
$310
$37
$294
$39
$189
$34
$97
$33
$98
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
Saleable
Portfolio

PROVIDENT
Provident Financial Holdings, Inc.

PBM Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	09/06	12/06	03/07	06/07	09/07	12/07
Refinance	58%	66%	65%	73%	61%	59%
Purchase	42%	34%	35%	27%	39%	41%

(Quarter Ended)

"High Margin" vs. "Low Margin" Products


(In Millions)
$350
$300
$250
$200
$150
$100
$50
$0
$71
$240
$89
$221
$91
$203
$97
$92
$79
$18
$89
$9
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
"High Margin" Products
"Low Margin" Products
Alt-A lending has declined!

PROVIDENT
Provident Financial Holdings, Inc.

Loan Sale Margin



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.11%
1.00%
0.71%
0.31%
0.11%
1.09%
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

Capital Management

Stockholders' Equity

Provident Financial Holdings, Inc.



(In Millions)
$140
$135
$130
$125
$120
$115
$110
$105
$100
$138
$134
$132
$129
$126
$126
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Share Repurchase Program



200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(# of Share

	09/06	12/06	03/07	06/07	09/07	12/07
Shares Repurchased	111,185	190,338	194,580	168,491	150,712	36,369
Average Cost per Share	$30.35	$30.09	$27.62	$24.79	$22.40	$19.24

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Cash Dividend per Share



$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.15
$0.18
$0.18
$0.18
$0.18
$0.18
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

Consolidated Capital Ratio


Equity to Assets
8.20%
8.00%
7.80%
7.60%
7.40%
7.20%
7.00%
8.14%
7.55%
7.43%
7.82%
7.85%
7.70%
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)
Capital is king in this environment!

Bank Capital Ratio



Tier 1 Core Capital Ratio
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
7.51%
7.14%
7.15%
7.63%
7.18%
7.14%
09/06
12/06
03/07
06/07
09/07
12/07
(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple


2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x

	Mar 2006	Jun 2006	Sep 2006	Dec 2006	Mar 2007	Jun 2007	Sep 2007	Dec 2007
Price/TBV	1.69x	1.54x	1.50x	1.52x	1.37x	1.24x	1.10x	0.81x

PROVIDENT

Provident Financial Holdings, Inc.

PROV

NASDAQ

LISTED

www.myprovident.com